                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                           CHICAGO AND NORTH WESTERN
                             TRANSPORTATION COMPANY

             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 23, 1995

                                       BY

                                 UP RAIL, INC.
                      AN INDIRECT WHOLLY OWNED SUBSIDIARY

                                       OF

                           UNION PACIFIC CORPORATION

      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
            NEW YORK CITY TIME, ON WEDNESDAY, APRIL 19, 1995,
                      UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                                 CITIBANK, N.A.

        By Mail:             By Overnight Delivery:            By Hand:
     Citibank, N.A.              Citibank, N.A.             Citibank, N.A.
    c/o Citicorp Data          c/o Citicorp Data        Corporate Trust Window
   Distribution, Inc.          Distribution, Inc.        111 Wall Street, 5th
      P.O. Box 1429             404 Sette Drive                  Floor
Paramus, New Jersey 07653  Paramus, New Jersey 07652      New York, New York

                           By Facsimile Transmission:          By Telex:
                           (For Eligible Institutions       (710) 990-4964
                                     Only)              Answer Back: CDDI PARA
                                 (201) 262-3240

                             Confirm By Telephone:
                                 (800) 422-2066

                               ------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares ('Share Certificates') are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the

Depositary's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each a 'Book-Entry Transfer Facility' and collectively, the 'Book-Entry Transfer Facilities') pursuant to the book-entry transfer procedure described in 'THE OFFER-- Procedures for Tendering Shares' of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in 'THE OFFER--Terms of the Offer' of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in 'THE OFFER--Procedures for Tendering Shares' of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ___________________________________________

     Check Box of Applicable Book-Entry Transfer Facility:

     / / The Depository Trust Company    / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company

     Account Number _____________________ Transaction Code Number _____________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice
     of Guaranteed Delivery: ___________________________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
    Facility:

    / / The Depository Trust Company     / / Midwest Securities Trust Company
    / / Philadelphia Depository Trust Company

     Account Number _____________________ Transaction Code Number _____________

                          DESCRIPTION OF SHARES TENDERED

                                    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                      (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                 -----------------------------------------------
  NAME(S) AND ADDRESS(ES) OF                       TOTAL NUMBER
     REGISTERED HOLDER(S)                            OF SHARES
  (PLEASE FILL IN, IF BLANK,          SHARE        EVIDENCED BY       NUMBER OF
EXACTLY AS NAME(S) APPEAR(S) ON    CERTIFICATE         SHARE           SHARES
     SHARE CERTIFICATE(S))         NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
- --------------------------------------------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 TOTAL SHARES

                                 -----------------------------------------------

 * Need not be completed by stockholders tendering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
      THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to UP Rail, Inc. (the 'Purchaser'), a Utah corporation and an indirect wholly owned subsidiary of Union Pacific Corporation, a Utah corporation, the above-described shares of common stock, par value $.01 per share (the 'Common Stock' or the 'Shares'), of Chicago and North Western Transportation Company, a Delaware corporation (the 'Company'), pursuant to the Purchaser's offer to purchase all outstanding Shares, at a price of $35.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 23, 1995 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the 'Offer'). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.


     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares) and rights declared, paid or distributed in respect of such Shares on or after March 16, 1995, (collectively, 'Distributions'), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints L. White Matthews, III, Richard K. Davidson and Judy L. Swantak as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and all Distributions will, without further action, be revoked, and no subsequent proxies may be given. All such proxies will, with respect to the Shares and all Distributions for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for Shares or all Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares the Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in 'THE OFFER-- Procedures for Tendering Shares' of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled 'Special Payment Instructions,' please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under 'Description of Shares Tendered.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under 'Description of Shares Tendered.' In the event that the boxes entitled 'Special Payment Instructions' and 'Special Delivery Instructions' are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled 'Special Payment Instructions,' please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

________________________________________________________________________________

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue / / check   / / Share Certificate(s) to:
Name: __________________________________________________________________________
                                    (PLEASE PRINT)
Address: _______________________________________________________________________
________________________________________________________________________________
                                                                      (ZIP CODE)
________________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

/ / Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Check appropriate box:
/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company
Account Number _________________________________________________________________
________________________________________________________________________________



________________________________________________________________________________
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under 'Description of Shares Tendered.'

Mail / / check   / / Share Certificate(s) to:

Name: __________________________________________________________________________
                                    (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________

                                                          IMPORTANT
                                                   STOCKHOLDERS: SIGN HERE
                                    (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                  SIGNATURE(S) OF HOLDER(S)
Dated: , 1995
(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s) ----------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                        (PLEASE PRINT)
Capacity (full title) --------------------------------------------------------------------------------------------------------
                                                     (SEE INSTRUCTION 5)

Address ----------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                      (INCLUDE ZIP CODE)
Area Code and Telephone No. --------------------------------------------------------------------------------------------------

Taxpayer Identification or
Social Security No. ----------------------------------------------------------------------------------------------------------
                                          (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
                                                  GUARANTEE OF SIGNATURE(S)
                                           (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ----------------------------------------------------------------------------------------------------------

Name -------------------------------------------------------------------------------------------------------------------------
                                                        (PLEASE PRINT)
Title ------------------------------------------------------------------------------------------------------------------------

Name of Firm -----------------------------------------------------------------------------------------------------------------

Address ----------------------------------------------------------------------------------------------------------------------
                                                      (INCLUDE ZIP CODE)
Area Code and Telephone No. --------------------------------------------------------------------------------------------------
Dated: ------------------, 1995

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each an 'Eligible Institution'). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares herewith, unless such holder(s) has completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Payment Instructions' on the reverse hereof, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5. If a Share Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in 'THE OFFER--Procedures for Tendering Shares' of the Offer to Purchase. Share Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in 'THE OFFER--Procedures for Tendering Shares' of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by the Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in 'THE OFFER--Terms of the Offer' of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in 'THE OFFER--Procedures for Tendering Shares' of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in 'THE OFFER--Procedures for Tendering Shares' of the Offer to Purchase. The term 'Agent's Message' means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under 'Description of Shares Tendered' is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled 'Special Delivery Instructions,' as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.


     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled 'Description of Shares Tendered,' the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled 'Special Payment Instructions.' If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ('TIN') on the Substitute Form W-9 which is provided under 'Important Tax Information' below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part l and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     11. Waiver of Conditions. The conditions of the Offer are for the sole benefit of the Purchaser and Parent and may be waived by Parent or the Purchaser, in whole or in part at any time and from time to time in the sole discretion of Parent or the Purchaser.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY

EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies with respect to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write 'Applied For' in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

                          PAYER'S NAME: CITIBANK, N.A.

  SUBSTITUTE                  PART I -- PLEASE PROVIDE
  FORM W-9                    YOUR TIN IN
  DEPARTMENT OF THE TREASURY  THE BOX AT RIGHT AND
  INTERNAL REVENUE SERVICE    CERTIFY BY SIGNING AND
                              DATING BELOW.               ------------------------
                                                          Social Security Number

                                                                    OR

                                                          ------------------------
                                                          Employer Identification
                                                                  Number

                                                           (If awaiting TIN write
                                                              'Applied For')

- -------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR           PART II -- For Payees Exempt From Backup Withholding, see the enclosed
TAXPAYER                      Guidelines for Certification of Taxpayer Identification Number on Substitute
IDENTIFICATION                Form W-9 and complete as instructed therein.
NUMBER (TIN)                  CERTIFICATION -- Under penalties of perjury, I certify that:
                              (l)  The number shown on this form is my correct Taxpayer Identification Number
                                   (or a Taxpayer Identification Number has not been issued to me and either
                                   (a) I have mailed or delivered an application to receive a Taxpayer
                                   Identification Number to the appropriate Internal Revenue Service ('IRS')
                                   or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and
                              (2)  I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                              CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)


 SIGNATURE:                                                             DATE:                         , 1995
- -------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

      909 Third Avenue, 20th Floor             14755 Preston Road, Suite 725                39 South LaSalle Street
        New York, New York 10022                      Dallas, TX 75240                      Chicago, Illinois 60603
             (212) 754-8000                            (214) 788-0977                            (312) 444-1150
             (Call Collect)                            (Call Collect)                            (Call Collect)

                                       or

                 Banks & Brokers Call Toll Free 1-800-662-5200
                    All Others Call Toll Free 1-800-566-9058

                      The Dealer Manager for the Offer is:

                          CS FIRST BOSTON CORPORATION

                               Park Avenue Plaza
                              55 East 52nd Street
                            New York, New York 10055
                         (212) 909-2000 (Call Collect)